Nuveen Municipal High Income Opportunity Fund

Supplement dated January 2, 2013 to the Current Prospectus

and Statement of Additional Information dated May 24, 2012

Effective January 2, 2013, Nuveen Municipal High Income Opportunity Fund’s (the “Fund”) current Prospectus and Statement of Addition Information dated May 24, 2012 is hereby revised as follows:

The following language is added as the second paragraph of the cover page of the Prospectus:

On December 14, 2012, the Board of Trustees of the Fund and Nuveen Municipal High Income Opportunity Fund 2 (NYSE: NMD) (together with the Fund, the “Funds”) approved a merger. The Fund will be the acquiring fund and Nuveen Municipal High Income Opportunity Fund 2 will be the acquired fund. The merger is subject to customary conditions, including shareholder approval at the Funds’ regular shareholder meetings. The merger is intended to create a single, larger fund with lower operating expenses and increased trading volume on the exchange for its common shares. A joint Proxy Statement/Prospectus relating to the proposed merger will be filed with the Securities and Exchange Commission (“SEC”) in the coming weeks and will contain important information relating to the merger. After it is filed, free copies of the Proxy Statement/Prospectus will be available on the SEC’s web site at www.sec.gov. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY. THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS. THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONSTITUTE NEITHER AN OFFER TO SELL SECURITIES, NOR WILL IT CONSTITUTE A SOLICITATION OF AN OFFER TO BUY SECURITIES, IN ANY STATE WHERE SUCH OFFER OR SALE IS NOT PERMITTED.

The following revised and supplemental language should be read in connection with all discussions of leverage in the Prospectus and Statement of Additional Information:

On December 21, 2012, the Fund issued 510 Series 2016 Variable Rate MuniFund Term Preferred Shares (“VMPT Shares”) at $100,000 per share for a total amount of $51 million. The proceeds of the offering were used to retire the Fund’s $50 million senior committed secured 364-day revolving line of credit, to cover the VMPT Shares’ offering costs and to increase incrementally the leverage of the Fund. The Board of Trustees approved the issuance of the VMPT Shares and the retirement of the Fund’s revolving line of credit to, among other reasons, seek to reduce the Fund’s cost of leverage.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE